Exhibit 10.26
Execution Copy
EXCLUSIVE LICENSE AGREEMENT
     This Exclusive License Agreement (this “Agreement”) is made effective as of July 31, 2007 (the “Effective Date”), by and between Archemix Corp, a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“Archemix”), and Ophthotech Corporation, a Delaware corporation with offices at c/o SV Life Sciences, 60 State Street, Suite 3650, Boston, MA 02109 (“Ophthotech”). Archemix and Ophthotech are each hereinafter referred to individually as a “Party” and together as the “Parties.”
     WHEREAS, Archemix is the owner of or otherwise controls, certain patents and proprietary technology;
     WHEREAS, Ophthotech desires to obtain an exclusive license from Archemix under such patents and technology to develop and commercialize certain products; and
     WHEREAS, Archemix desires to grant such license to Ophthotech on the terms and subject to the conditions of this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1 DEFINITIONS
     Whenever used in the Agreement with an initial capital letter, the terms defined in this Article 1 shall have the meanings specified.
     1.1 “Adverse Event” means any untoward, undesired or unplanned medical occurrence in a human clinical trial subject or a patient, which occurrence has a temporal relationship to administration of a Licensed Product, whether or not considered related to the Licensed Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease that may be associated with the use of such Licensed Product.
     1.2 “Acceptance” means, with respect to an IND, [***] days from the date such IND is received by the FDA, if no clinical hold is issued by the FDA with respect thereto or, to the extent issued, such later date on which such IND is no longer subject to that clinical hold.
     1.3 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.4 “AMD” means age-related macular degeneration and includes the following separate Indications: wet AMD and dry AMD.
     1.5 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales for such Calendar Year.
     1.6 “Anti-C5 Aptamer” means an Aptamer that binds to C5 provided by Archemix to, or identified in the Anti-C5 Aptamer-Specific Patent Rights licensed to, Ophthotech under this Agreement, including without limitation any Aptamer that binds to C5 as set out in the issued patents and pending patent applications listed in Exhibit A, and any Aptamer(s) Derived therefrom.
     1.7 “Anti-C5 Aptamer-Specific Patent Rights” means any Licensed Patent Rights that specifically claim ARC186, ARC1905 and/or any other Aptamer that binds to C5 or the manufacture, use, offer for sale, sale or importation thereof in the Field.
     1.8 “Applicable Laws” means federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations guidance, guidelines or requirements of regulatory authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and are applicable to a particular activity hereunder.
     1.9 “Aptamer” means (a) any naturally or non-naturally occurring oligonucleotide identified through the SELEX Process that binds with high specificity and affinity to a Target, and (b) any oligonucleotide Derived from an oligonucleotide of clause (a) that has such high specificity and affinity to a Target.
     1.10 “ARC186” means an unpegylated Anti-C5 Aptamer having the chemical composition set forth in Schedule 2 attached hereto.
     1.11 “ARC1905” means a pegylated Anti-C5 Aptamer having the chemical composition set forth in Schedule 1 attached hereto.
     1.12 “Archemix Collaborative Partner” means any Third Party with whom Archemix is engaged, from time to time, in a collaborative effort to research, develop or commercialize Aptamers, which collaborative effort is evidenced by a written agreement. For purposes of clarity, as used in this definition, a “collaborative effort” includes, without limitation, out-licensing of products developed by Archemix or its Affiliates.
     1.13 “Archemix-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and Archemix dated October 21, 2001, as amended.
     1.14 “C5” means complement factor C5.
     1.15 “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

September 30 or December 31.
     1.16 “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the year in which the Effective Date falls and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31.
     1.17 “Challenge” means any challenge to the validity or enforceability of any Licensed Patent Right, in the absence of a breach of this Agreement by Ophthotech, including, without limitation, by (a) filing a declaratory judgment action in which any Licensed Patent Right is alleged to be invalid or unenforceable; (b) citing prior art pursuant to [***], filing a request for re-examination of any Licensed Patent Right pursuant to [***] and/or [***] or provoking or becoming party to an interference with an application for any Licensed Patent Right pursuant to [***]; or (c) filing or commencing any reexamination, opposition, cancellation, nullity or similar proceedings against any Licensed Patent Right in any country.
     1.18 “Commercially Reasonable Efforts” means, with respect to activities of Ophthotech under this Agreement, the efforts and resources customarily used by similarly sized biotechnology companies in the performance of such activities for other products owned by such companies which are of similar market potential and at a similar stage of development, taking into account the competitiveness of the market place, the regulatory structure involved and other relevant and material factors.
     1.19 “Complement Cascade” means the following plasma proteins which are part of a cascade of reactions by which pathogen recognition is converted into an effective host defense against initial infection: [***].
     1.20 “Completion” means, with respect to a clinical trial, the closing of the database with respect to that applicable clinical trial.
     1.21 “Confidential Information” means all information and Technology disclosed or provided by, or on behalf of a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) or to any of the Receiving Party’s employees, consultants, Affiliates or sublicensees pursuant to or in connection with this Agreement; provided, that, none of the foregoing shall be Confidential Information if: (a) as of the date of disclosure, it is known to the Receiving Party or its Affiliates, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure to such Receiving Party; (b) as of the date of disclosure it is in the public domain or it subsequently enters the public domain other than through a breach by the Receiving Party or its Affiliates of a contractual obligation; (c) it is obtained by the Receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party or its Affiliates; or (d) it is independently developed by or for the Receiving Party or its Affiliates without reference to or use of any Confidential Information of the Disclosing Party or its Affiliates as demonstrated by credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the provisos of the preceding sentence, any scientific, technical or financial information Controlled by a Disclosing Party and disclosed at any meeting of the Parties or disclosed through an audit report shall constitute Confidential Information of the Disclosing Party.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.22 “Control” or “Controlled” means with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein solely to the extent that such grant does not (a) violate the terms of any agreement or arrangement with any Third Party or (b) violate any Applicable Laws. Notwithstanding the foregoing, with respect to Technology or Patent Rights licensed by Archemix from a Third Party after the Effective Date (i.e., with respect to Technology or Patent Rights that are not Licensed Technology or Licensed Patent Rights as of the Effective Date), where the grant of a license or sublicense to Ophthotech to such Technology or Patent Rights as provided herein would require a payment of additional consideration by Archemix to such Third Party licensor, Control by Archemix shall be deemed to exist only if Ophthotech agrees to reimburse Archemix for such additional payment of consideration.
     1.23 “Derived” means identified, obtained, developed, created, synthesized, designed or resulting from, based upon, containing or incorporating or generated from or conjugated to or complexed with (whether directly or indirectly or in whole or in part).
     1.24 “Development” and “Develop” means, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to research and development in connection with seeking, obtaining and/or maintaining any regulatory approval (including without limitation any Regulatory Approval) for such Licensed Product in the Field in the Territory, including, without limitation, all pre-clinical research and development activities, all human clinical studies, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development work), and all other activities relating to seeking, obtaining and/or maintaining any regulatory approvals for Licensed Products (including without limitation any Regulatory Approvals) from the FDA and/or any Foreign Regulatory Authority.
     1.25 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     1.26 “Diagnostics” means In Vitro Diagnostics, In Vivo Diagnostics and any Aptamer product used for Diagnosis.
     1.27 “Field” means the prevention, treatment, cure or control of all Indications of the eye, adnexa of the eye, orbit and optic nerve, but excluding Diagnostics.
     1.28 “First Commercial Sale” means, on a country-by-country basis, the date of the first arm’s length transaction, transfer or disposition for value to a Third Party of a Licensed Product by or on behalf of, Ophthotech, its Affiliate or Sublicensee in such country. For purposes of clarity, the use of any Licensed Product in clinical trials, pre-clinical studies or other research or development activities or the disposal or transfer of a Licensed Product for a bona fide charitable purpose or for purposes of a commercially reasonable sampling program shall not be deemed to be an arm’s length transaction, transfer or disposition for value for purposes of this definition.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.29 “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.
     1.30 “Foreign Regulatory Authorities” means any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.
     1.31 “FTE” means [***] hours of work devoted to, or in support of, the Archemix technology transfer activities performed pursuant to Section 3.5.4 hereof carried out by one or more appropriately trained employees of Archemix, measured in accordance with Archemix’s time allocation practices from time to time.
     1.32 “FTE Costs” means the sum of [***] Dollars ($[***]) multiplied by the number of FTEs in such period.
     1.33 “IND” means an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product.
     1.34 “Indication” means any human indication, disease, disorder or condition in the Field, which can be treated, controlled, prevented, cured or the progression of which can be delayed. For purposes of clarity, whether any such indication, disease, disorder or condition constitutes a separate Indication shall be determined by reference to the applicable ICD-9 codes, with each separate code constituting a separate Indication; provided, that, with respect to AMD, wet AMD and dry AMD, and only wet AMD and dry AMD, shall constitute separate Indications. “ICD-9” means the World Health Organization International Classification of Diseases, version 9, and excludes any other versions of the ICD.
     1.35 “In Vitro Diagnostics” means the use of the SELEX Process or Aptamers in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX Process or Aptamers in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples); and (c) any other in vitro diagnostic use of the SELEX Process or Aptamers in drug development processes, including target identification, pre-clinical and clinical testing, and the following more specific examples of uses of Aptamer technology: (i) to observe, through protein profiling, protein levels moving up or down in diseases or models of diseases, and to evaluate whether such proteins are sensible targets for the development of therapeutic agents; (ii) to observe coordinated expression of protein pathways in a variety of biological states in various systems; (iii) to study protein or metabolite levels during pre-clinical
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

drug candidate evaluation in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response); and (iv) to study human protein or metabolite levels in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response). Notwithstanding the above, In Vitro Diagnostics shall exclude any of the above-described uses in this Section 1.34 conducted in the Development of Anti-C5 Aptamers under this Agreement.
     1.36 “In Vivo Diagnostics” means the use of any product containing one or more Aptamers for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward or actual existence of, any disease state.
     1.37 “Knowledge” means, with respect to Archemix, the actual knowledge of the chief executive officer, any vice president or the chief legal officer of Archemix.
     1.38 “Legal Exclusivity Period” means, with respect to a Licensed Product and a country in the Territory, the period (a) beginning on the earlier of the commencement of the Patent-Based Exclusivity Period or of the Non Patent-Based Exclusivity Period and (b) expiring on the later of the expiration of the Patent-Based Exclusivity Period or the Non Patent-Based Exclusivity Period.
     1.39 “Licensed Patent Rights” means all Patent Rights Controlled by Archemix or any of its Affiliates during the Term that cover or claim Licensed Products in the Field, including without limitation the Development, manufacture, use, offer for sale, sale or importation thereof. For purposes of clarity, the Licensed Patent Rights, as of the Effective Date, include without limitation the Patent Rights listed on Exhibit A attached hereto.
     1.40 “Licensed Product” means any pharmaceutical product comprised of or Derived from, in whole or in part, ARC1905, ARC186 and/or any other Anti-C5 Aptamer.
     1.41 “Licensed Technology” means any Technology Controlled by Archemix or any of its Affiliates during the Term that is necessary or useful for the Development, manufacture, use, offer for sale, sale or importation of Licensed Products in the Field.
     1.42 "Material EU Country” means each of the United Kingdom, Germany, France, Italy and Spain.
     1.43 “Net Sales” means the gross amount billed or invoiced by Ophthotech or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Licensed Products less (i) allowances for normal and customary trade, quantity and cash discounts actually allowed and taken, and inventory management fees paid to wholesalers and distributors, (ii) transportation, insurance and postage charges, if paid by Ophthotech or any Affiliate or Sublicensee and included on any such Third Party’s bill or invoice as a separate item, (iii) credits, chargebacks, retroactive price reductions, rebates and returns, to the extent actually allowed, (iv) negotiated payments made to private sector and government Third Party payors (e.g., PBMs, HMOs and PPOs) and purchasers/providers (e.g., staff model HMOs, hospitals and clinics), regardless of the payment
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

mechanism, including without limitation off-invoice, rebate, chargeback and credit mechanisms, (v) discounts paid under discount prescription drug programs and reductions for coupon and voucher programs; (vi) any tax, tariff, customs duty, excise or other duty or other governmental charge (other than a tax on income) levied on the sale, transportation or delivery of Licensed Product and actually paid by Ophthotech or any of its Affiliates or Sublicensees; and (vii) portions of gross amounts billed or invoiced that are written off as uncollectible, not to exceed [***] percent ([***]%) of Annual Net Sales in any Calendar Year. In addition, Net Sales are subject to the following:
          (a) If Ophthotech or any of its Affiliates or Sublicensees effects a sale, disposition or transfer of a Licensed Product to a customer in a particular country as part of a package of Licensed Products and services (but not in a Combination Product), the Net Sales of such Licensed Product to such customer shall be deemed to be “the fair market value” of such Licensed Product less applicable discounts pursuant to this definition of Net Sales. For purposes of this subsection (a), “fair market value” shall mean the fraction (A/A+B), where A equals the value that would have been derived had such Licensed Product been sold as a separate Licensed Product to another customer in the country concerned on customary commercial terms and B equals the aggregate value that would have been derived had the other components of such package been sold as separate products to another customer in the country concerned on customary commercial terms.
          (b) In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” of Licensed Products, all discounts and the like shall be allocated among Licensed Products on the basis of which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such Licensed Products.
          (c) For purposes of clarity, use of any Licensed Product in clinical trials, pre-clinical studies or other research or development activities or disposal or transfer of Licensed Products for a bona fide charitable purpose or purposes of a commercially reasonable sampling program shall not give rise to any Net Sales.
          (d) Sales or transfers of Licensed Product among Ophthotech, its Affiliates and Sublicensees for the purpose of subsequent resale to Third Parties shall not be included in Net Sales; with respect to such sales or transfers, the gross amounts billed or invoiced in connection with the subsequent resale to Third Parties will be included in the calculation of Net Sales.
     In the event that a Licensed Product under this Agreement is sold in combination (“Combination Product”) with another ingredient or component having independent, supplementary or enabling therapeutic effect (e.g., as a catalyst or adjuvant) or diagnostic utility or that has independent function as a medical device or means of administration (a “Supplemental Component”), then “Net Sales,” for purposes of determining royalty payments on the Combination Product, shall be calculated using one of the following methods:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (y) By multiplying the Net Sales of the Combination Product (calculated prior to the application of this formula) by the fraction C/C+D, where C is the average gross selling price, during the applicable Calendar Quarter in the country concerned, of the Licensed Product when sold separately, and D is the average gross selling price, during the applicable Calendar Quarter in the country concerned, of the Supplemental Component(s) when sold separately; or
          (z) In the event that no such separate sales are made of the Licensed Product or any of Supplemental Components in such Combination Product during the applicable Calendar Quarter in the country concerned, Net Sales, for the purposes of determining royalty payments shall be calculated using the above formula where C is the reasonably estimated commercial value of the Licensed Product sold separately and D is the reasonably estimated commercial value of the Supplemental Components sold separately. Any such estimates shall be determined using criteria to be mutually agreed upon by the Parties. Such estimates shall be reported to Archemix in the reports to be provided pursuant to Section 4.5.1 hereof. If the Parties are unable to agree on the criteria for determining such estimates, either Party may submit such dispute for resolution pursuant to the provisions of Section 10.2.2 (Accelerated Arbitration).
     1.44 “Non Patent-Based Exclusivity Period” means, with respect to a Licensed Product in a country in the Territory, that period of time during which no Third Party has been granted the legal right by the FDA or any Foreign Regulatory Authority, as applicable, in such country to market and sell the Licensed Product in such country.
     1.45 “Non-Royalty Term” means, with respect to each Licensed Product, the period commencing on the Effective Date and continuing on a product-by-product, and country-by-country basis until the date on which no further payments of Sublicense Income are received by Ophthotech.
     1.46 “Patent-Based Exclusivity Period” means, with respect to a Licensed Product and a country in the Territory, that period of time during which at least one Valid Claim of the Licensed Patent Rights covers the Licensed Product.
     1.47 “Patent Rights” means all rights and interests in and to issued patents and pending patent applications including, without limitation, provisional and non-provisional patent applications, and all divisions, continuations and continuations-in-part thereof, patents issuing on any of the foregoing, all reissues, reexaminations, renewals and extensions thereof, and supplementary protection certificates therefor, as well as any certificates of invention or applications therefor, and all foreign equivalents of any of the foregoing.
     1.48 “Permitted Activities” means any activity conducted by or on behalf of Archemix or any Third Party licensee or sublicensee of Archemix with respect to (a) applications of aptamers that bind to C5 (including Anti-C5 Aptamers) outside of the Field and/or (b) the use of aptamers that bind to C5 (including Anti-C5 Aptamers) against Targets (including C5) outside of the Field.
     1.49 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     1.50 “Phase I Clinical Trial” means a clinical trial conducted in healthy humans or in patients with a particular disease or condition, which clinical trial is designed to initially explore the safety, drug-drug interactions and/or pharmacokinetics of an investigational drug given its intended use, and to support continued testing of such drug in Phase II Clinical Trials. For purposes of clarity, a Phase I Clinical Trial may also initially explore efficacy if a safety endpoint for such trial coincides with an initial indication of efficacy.
     1.51 “Phase II Clinical Trial” means a clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.
     1.52 “Phase III Clinical Trial” means a pivotal clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to ascertain efficacy and safety of an investigational drug for its intended use and to define warnings, precautions and Adverse Events that are associated with the investigational drug in the dosage range intended to be prescribed, with the purpose of preparing and submitting applications for Regulatory Approval or label expansion to the FDA in the United States or pertinent Foreign Regulatory Authority in a country outside the United States.
     1.53 “Regulatory Approval” means any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or any Foreign Regulatory Authority necessary for the marketing and commercial sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.
     1.54 “Royalty Term” means, with respect to each Licensed Product, the period commencing on the Effective Date and continuing on a product-by-product, and country-by-country basis until the later of (a) the last to expire Valid Claim covering the Licensed Product in such country or (b) twelve (12) years from the date of First Commercial Sale of such Licensed Product in such country.
     1.55 “SELEX Portfolio” means those Patent Rights licensed by Gilead to Archemix pursuant to the Archemix-Gilead License Agreement.
     1.56 “SELEX Process” means any means used for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing, including, without limitation, any process that (a) is covered by the SELEX Portfolio, including, without limitation, U.S. Patent Nos. [***] or [***], (b) is covered by any other Patent Rights Controlled by Archemix, or (c) is covered by any continuation, divisional, continuation-in-part, substitution, renewal, reissue, re-examination or extension, or any foreign equivalent of, the foregoing Patent Rights.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.57 “SELEX Technology” means any process for modifying, optimizing and/or stabilizing an Aptamer, wherein such modification, optimization or stabilization includes, without limitation, minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides.
     1.58 “Serious Adverse Event” means an Adverse Event occurring at any dose that (a) results in death, (b) is life-threatening, (c) requires inpatient hospitalization or prolongation of an existing hospitalization, (d) results in a persistent or significant disability or incapacity or (e) results in a congenital anomaly or birth defect. Additionally, important medical events that are not described in the immediately preceding sentence shall be considered Serious Adverse Events when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in the immediately preceding sentence.
     1.59 “Sublicensee” means any Third Party to whom Ophthotech grants a sublicense of some or all of the rights granted to Ophthotech under this Agreement.
     1.60 "Sublicense Income” means [***] payments received by Ophthotech or its Affiliates from its Sublicensees in connection with sublicenses granted hereunder excluding (a) payments [***] a Sublicensee to [***] or [***] to be [***] by such Ophthotech or its Affiliates [***] to a [***] for [***] which has been agreed to with the Sublicensee and based on full-time equivalent or other cost-accounting methodologies that are consistent with then current industry practices, (b) payments [***] of the [***] of Ophthotech to the extent that the [***] for [***] does not [***] the then [***] thereof, as [***] of Ophthotech; provided, that, if requested by Archemix, Ophthotech shall [***] Archemix with [***] for any [***] and any [***] any [***] may be submitted by either Party to arbitration pursuant to Section 10.2.2, and (c) [***] to Ophthotech by such Sublicensee on [***] (or, in the case of a [***] with a Sublicensee, [***] to Ophthotech by such Sublicensee) pursuant to the applicable sublicense agreement.
     1.61 “Sustained Drug Delivery Product” means any Licensed Product comprising or incorporating Sustained Drug Delivery Technology.
     1.62 “Sustained Drug Delivery Technology” means any Technology including, without limitation, any modifications to a Licensed Product and/or its formulation, designed to significantly prolong local effects relative to intravitreal injection of the Licensed Product.
     1.63 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.64 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including, without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including any negative results).
     1.65 “Territory” means all countries and jurisdictions of the world.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.66 “Third Party” means any person or entity other than Ophthotech, Archemix and their respective Affiliates.
     1.67 “ULEHI” means University License Equity Holdings, Inc., formerly known as UTC.
     1.68 “Unexpected Adverse Event” means an Adverse Event, the specificity or severity of which is not consistent with the current package insert or investigator’s brochure for the Licensed Product. An Unexpected Adverse Event includes any event that may be symptomatically and pathophysiologically related to an event listed in the current package insert or investigator’s brochure, but differs from the listed event because of greater severity or specificity.
     1.69 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead Sciences, Inc. as successor in interest to NeXstar Pharmaceuticals, Inc.
     1.70 “UTC” means University Technology Corporation, the successor to the University Research Corporation.
     1.71 “Valid Claim” means any claim of a pending patent application or an issued, unexpired patent covered under the Licensed Patent Rights that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, (d) is not lost through an interference proceeding and (e) in the case any claim of a pending patent application, is not pending more than [***] years from filing date of the earliest patent application from which such pending patent application claims priority.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
AAA	10.2.1
Agreement	Recitals
Archemix	Recitals
Archemix Indemnitees	8.1
Claims	8.1
Development Plan	3.2
Disclosing Party	1.21
Dispute	10.2.1
Effective Date	Recitals
Expert	10.2.2(a)
Generic Product	4.2.2
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Definition	Section
Gilead Indemnitee	8.3
Indemnified Party	8.2
Infringement	6.3.1
Infringement Notice	6.3.1
[***]	4.2.3
Licensed Patent Right Fees	6.2
Mandatory Jurisdiction	6.2
Negotiation Period	2.3.2
[***]	2.3.2
Ophthotech	Recitals
Option	2.3.2
Option Period	2.3.2
Optional Jurisdiction	6.2
Party	Recitals
Parties	Recitals
[***]	3.2
Receiving Party	1.21
Series A Financing	4.1.2
Series A Investors	4.1.2
Series A Rights	4.1.2
Shares	4.1.2
Sirna Materials	3.5.1
Stock Purchase Agreement	4.1.2
Sublicense Income Payments	4.3.2
Term	9.1
Third Party Payments	4.2.3
ARTICLE 2 GRANT OF RIGHTS
     2.1 License to Ophthotech.
          2.1.1 Grant of License. Archemix hereby grants to Ophthotech an exclusive, royalty-bearing license, including the right to grant sublicenses in accordance with Section 2.1.3, under the Licensed Patent Rights and Licensed Technology, to Develop, have Developed, make, have made, use, have used, sell, offer for sale, distribute for sale, have sold, import, have imported, export and have exported, Licensed Products in the Territory, for any and all uses within the Field, subject to the terms and conditions of this Agreement. For purposes of clarity, (a) Ophthotech shall have the right under this license to use SELEX Technology for the sole purpose of modifying Anti-C5 Aptamers for use in the Field, (b) Ophthotech shall have no right under this license to practice the SELEX Process for any reason, including to identify or modify aptamers, and (c) subject to Section 2.3, Archemix shall retain the right to use the Licensed Technology and practice the Licensed Patent Rights to (i) research, develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, distribute for sale, import, have imported, export and have exported any product that is not a Licensed Product in the Field and (ii) research, develop, have developed, make, have made, use, have used, sell, offer for sale,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

have sold, distribute for sale, import, have imported, export and have exported any Licensed Product outside the Field.
          2.1.2 Negative Covenant. Ophthotech is not granted the right to, and hereby agrees that it will not (a) practice any inventions covered by a Valid Claim under the Licensed Patent Rights or the SELEX Process, except as expressly permitted under this Agreement, (b) research, develop, make, have made, use, have used, sell, offer for sale, have sold, distribute for sale, import, have imported, export or have exported Diagnostics or (c) perform any research or development on ARC1905, ARC186 and/or Anti C5 Aptamer for any use outside of the Field. Notwithstanding the foregoing provisions of this Section 2.1.2, (i) Ophthotech shall not be restricted by Section 2.1.2(a) or (b) from engaging in any activity that, in the absence of a license from Archemix, would not infringe a Valid Claim Controlled by Archemix, and the foregoing covenant by Ophthotech shall not apply to any such non-infringing activities and (ii) Ophthotech shall not be restricted by Section 2.1.2(a) or (b) from engaging in any activity in which Opthotech is permitted to engage pursuant to a license, sublicense or other right granted to Ophthotech in any agreement other than this Agreement with respect to the SELEX Portfolio, the SELEX Process, SELEX Technology or Aptamers, whether granted by Archemix, Gilead or any other Person having the right to grant such license, sublicense or other right.
          2.1.3 Right to Sublicense. Ophthotech shall have the right to grant sublicenses to all or any portion of its rights under the license granted pursuant to Section 2.1.1; provided, that, (a) Archemix shall be notified of the grant of each such sublicense; (b) each such sublicense shall be subject to, and consistent with, the terms and conditions of this Agreement; (c) each such sublicense shall contain and include the following provisions of this Agreement (with appropriate modifications to account for the identities of the parties to such sublicense): Sections 2.1.2 (Negative Covenant), 2.1.4 (Reversion of License Rights), 2.1.5 (Gilead-Archemix License Agreement), 6.3.3 (Effect of Challenge) and 9.2.2 (Termination for Challenge); (d) each such sublicense shall contain and include provisions substantially similar to, and consistent with, the language provided in Sections 2.1.1 (Grant of License), 3.1.2 (Diligence), 4.3.1 (Royalties), and Article 5 (Treatment of Confidential Information); (e) upon termination of this Agreement, any such sublicense shall be considered a direct license from Archemix as provided in Section 9.3 hereof; and (f) Ophthotech shall provide Archemix with a copy of each sublicense agreement within thirty (30) days of execution. If requested by a Sublicensee in connection with the negotiation of a sublicense, Archemix shall enter into a “stand-by” license agreement directly with such Sublicensee to further document the provisional license described in the foregoing clause (e); provided, that, as a condition to Archemix’s execution of any such “stand-by” license, Ophthotech shall (i) provide to Archemix, at least ten (10) days prior to the anticipated date of execution, a copy of the proposed form of such “stand-by” license and any material information reasonably necessary for Archemix to ensure that the sublicense agreement conforms to all terms and conditions of sublicensing under this Agreement and (ii) reimburse Archemix for the reasonable legal fees and expenses incurred by Archemix in connection with its review and execution of such “stand-by” license.
          2.1.4 Reversion of License Rights. Ophthotech acknowledges and agrees that each of the URC License Agreement and the Gilead-Archemix License Agreement provide that the Archemix rights in the SELEX Process or the SELEX Technology and the SELEX Portfolio may revert to Gilead or ULEHI if Archemix, its Affiliates and all assignees and sublicensees
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

cease to exercise reasonable efforts to develop the commercial applications of products and services utilizing the SELEX Process or the SELEX Technology. Ophthotech further acknowledges and agrees that the URC License Agreement provides that in the event of any termination of the URC License Agreement, the SELEX License granted to Ophthotech hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, Ophthotech is not then in breach of this Agreement and Ophthotech agrees to be bound to ULEHI as the licensor under the terms and conditions of this Agreement. Archemix shall inform Ophthotech of such event immediately after the Archemix rights revert to Gilead or ULEHI.
          2.1.5 Gilead-Archemix License Agreement. Ophthotech acknowledges and agrees that the Gilead-Archemix License Agreement provides that in the event of any termination of the Gilead-Archemix License Agreement, the SELEX License granted to Ophthotech hereunder shall remain in full force and effect in accordance with Section 2.3 of the Gilead-Archemix License Agreement; provided, that, Ophthotech agrees to be bound to Gilead as the licensor under the terms and conditions of this Agreement; provided, that, if the termination of the Gilead-Archemix License Agreement arises out of the action or inaction of Ophthotech, Gilead, at its option, may terminate such license.
     2.2 No Other Rights. Ophthotech is not granted any rights to use or otherwise exploit Licensed Patent Rights or Licensed Technology except as set forth in this Agreement.
     2.3 Exclusivity and Right of First Negotiation.
          2.3.1 Exclusivity. During the Term, neither Archemix nor any of its Affiliates will, alone or with a Third Party, conduct any activity, for the purpose of researching, developing or commercializing any aptamer that binds to C5 (including any Anti-C5 Aptamer) in the Field in the Territory. For purposes of clarity, the restrictions set forth in this Section 2.3.1 shall not apply to Permitted Activities.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.3.2 Right of First Negotiation. Archemix shall notify Ophthotech in writing if Archemix or an Affiliate of Archemix seeks to license [***] the [***] to any[***] for [***] the [***] in the [***], for [***] the [***] and shall grant Ophthotech an option to initiate negotiation of a license under Archemix’s interest in such rights (the “Option”). Concurrently with such notice, Archemix shall supply to Ophthotech a summary of such information in Archemix’s possession concerning [***], subject to Archemix’s confidentiality obligations to Third Parties. Such Option shall be in effect for a period of [***] days from the date of notice of the [***] pursuant to this Section 2.3.2 (the “Option Period”). Ophthotech may exercise the Option by providing written notice to Archemix within the Option Period of its intent to exercise such Option, at which time the Parties shall in good faith negotiate for up to [***] days (the “Negotiation Period”) an agreement for the commercial exploitation of such rights, which agreement shall contain commercially reasonable terms and conditions. If Ophthotech does not exercise the Option during the Option Period, provides written notice that it chooses not to exercise the Option, or the Negotiation Period expires without execution of an agreement between the Parties, then (i) neither Party shall have any further obligation to enter into or continue any negotiations with respect to the subject matter of the Option, and (ii) Archemix may license such rights to a Third Party without any further obligation to Ophthotech. For purposes of clarity, no Option shall arise if the rights that Archemix seeks to license [***] of the [***] of the [***].
ARTICLE 3 DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS AND PROVISION OF MATERIALS.
     3.1 Development and Commercialization.
          3.1.1 Responsibility. From and after the Effective Date, Ophthotech shall have full control and authority over the Development and commercialization of Licensed Products in the Field in the Territory, including, without limitation, (a) all pre-clinical Development activities (including any pharmaceutical development work on formulations or process development relating to any Licensed Product), (b) all activities related to human clinical trials, (c) all activities relating to manufacture and supply of all Licensed Products (including all required process development and scale up work with respect thereto), (d) all marketing, promotion, sales, distribution, import and export activities relating to any Licensed Product, and (e) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing. Ophthotech shall own all data, results and all other information arising from any such activities under this Agreement, including, without limitation, all regulatory filings, registrations, applications and Regulatory Approvals relating to Licensed Products, and all of the foregoing information, documentation and materials shall be considered Confidential Information and Technology solely owned by Ophthotech. All activities relating to Development and commercialization under this Agreement shall be undertaken at Ophthotech’s sole cost and expense, except as otherwise expressly provided in this Agreement.
          3.1.2 Diligence.
                    (a) General Diligence Obligations. Ophthotech will exercise Commercially Reasonable Efforts in Developing and commercializing at least one Licensed
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product in the Field and in undertaking investigations and actions required to obtain Regulatory Approvals necessary to market such Licensed Product in the Field in the United States, the European Union, and Japan, and in such ex-United States markets, in addition to the European Union and Japan, where Ophthotech determines, in the exercise of Commercially Reasonable Efforts, that it is commercially reasonable to do so. In the event that Ophthotech fails to use Commercially Reasonable Efforts as required hereunder, then on a Licensed Product-by-Licensed Product and country-by-country basis as to such Licensed Product in such country, Archemix may, in its sole discretion (i) terminate the licenses granted under Article 2 of this Agreement for breach under Section 9.2.3 below, or (ii) convert the licenses granted under Article 2 of this Agreement from exclusive licenses to non-exclusive licenses, in either case only as such licenses apply to such Licensed Product in such country(ies); provided that, if Ophthotech is exercising Commercially Reasonable Efforts in each Material EU Country, then Archemix may not so terminate or convert such licenses as to any country in the European Union. The foregoing provisions of this Section 3.1.2(a) shall constitute Archemix’s sole and exclusive remedies and Ophthotech’s sole and exclusive liabilities for any failure by Ophthotech to exercise Commercially Reasonable Efforts to Develop or commercialize any Licensed Product in any country or in the European Union pursuant to this Section 3.12(a). In satisfying its obligation to use Commercially Reasonable Efforts with respect to such Licensed Product, Ophthotech may engage in Development and commercialization activities in various markets in a reasonably sequenced manner, it being understood that Development and commercialization in the United States, the European Union, Japan and other markets likely will not be pursued by Ophthotech on concurrent Development and commercialization schedules.
                    (b) Specific Diligence Obligations. Without limiting the generality of the provision of Section 3.1.2 above, Ophthotech hereby agrees that it will:
                         (i) file an [***] for a Licensed Product for an [***] within [***] within [***] years of the Effective Date;
                         (ii) complete a [***] of a Licensed Product for an [***] within [***] within [***] years of the Effective Date; and
                         (iii) complete a [***] of a Licensed Product for an [***] within [***] within [***] years of the Effective Date.
                    (c) Effect of Failure to Meet Obligations. If Ophthotech fails to meet any of the milestones set forth above in Section 3.1.2(b) by the applicable deadline, but is otherwise in compliance with the provisions of Section 3.1.2(a) during the applicable diligence period specified above, then Archemix and Ophthotech will negotiate in good faith an extension of these milestone deadlines. If Ophthotech (i) fails to meet any of the milestones set forth above in Section 3.1.2(b) by such extended deadline, or (ii) fails to meet any of the milestones set forth above in Section 3.1.2(b) by the applicable deadline, and is not otherwise in compliance with the provisions of Section 3.1.2(a) during the applicable diligence period specified above, Archemix may, in its sole discretion (i) terminate the licenses granted under Article 2 of this Agreement for breach under Section 9.2.3 below or (ii) convert the licenses granted under Article 2 of this Agreement from exclusive licenses to non-exclusive licenses. The foregoing provisions of this
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 3.1.2(c) shall constitute Archemix’s sole and exclusive remedies and Ophthotech’s sole and exclusive liabilities for any failure by Ophthotech to meet any of the milestones set forth above in Section 3.1.2(b) by the applicable deadline, as such deadline may be extended pursuant to this Section 3.1.2(c).
     3.2 Development Plan. Ophthotech shall submit to Archemix for approval, which approval will not be unreasonably withheld, conditioned or delayed, a development plan (“Development Plan”) for each Licensed Product that Ophthotech intends to Develop and commercialize in the Field, which shall include, without limitation, detailed [***] criteria (“[***]”) for each Indication and the schedule for demonstrating such [***]. Attached hereto as Exhibit B is the Development Plan, including [***] and [***] [***] criteria, prepared by Ophthotech and approved by Archemix for the Development of a Licensed Product for the treatment of one or more [***] within [***]. Amendments to the Development Plan attached hereto as Exhibit B and all subsequent Development Plans shall be submitted to Archemix for its review and approval, which shall not be unreasonably withheld, conditioned or delayed. Archemix shall provide Ophthotech with notice of its approval or rejection of any such amendment or Development Plan within [***] days of receipt. If the Parties are unable to agree on any such amendment or Development Plan, either Party may submit such dispute for resolution pursuant to the provisions of Article 10.
     3.3 Progress Reports. Ophthotech shall provide Archemix with written reports every [***] months during the Term that shall include, at minimum, information reasonably sufficient to enable Archemix to satisfy its reporting obligations to Gilead under the Gilead-Archemix License Agreement with respect to this Agreement and to assess the progress made by Ophthotech toward meeting the diligence requirements of Section 3.1 above.
     3.4 Notice of Certain Events; Pharmacovigilance. In addition to the progress reports required pursuant to Section 3.3 above, Ophthotech shall provide Archemix with written notice within [***] days of the occurrence of (a) the [***] in each country, (b) the Completion of each [***], [***] and [***] of a Licensed Product, and the final reports thereof, (c) each milestone set forth in Section 4.4 below, (d) any Regulatory Approval in any country, and (e) any other material event other than as set forth in the foregoing clauses (a)-(d) related to the Development or commercialization of Licensed Products. Ophthotech and, to the extent Archemix Develops and/or commercializes any Licensed Product, Archemix, shall notify one another in writing of all information coming to their attention regarding Adverse Events, Serious Adverse Events and/or Unexpected Adverse Events related to, or reasonably likely to be related to, any Licensed Product, regardless of the origin of such information and, for the avoidance of doubt, including such information coming to their attention through journal publications and other media. Notifications of Serious Adverse Events and Unexpected Adverse Events shall be given contemporaneously with notifications of such Serious Adverse Events or Unexpected Adverse Events to any regulatory authority, including the FDA or any Foreign Regulatory Authority. In addition, Ophthotech shall provide Archemix with periodic (not more frequently than [***] per [***]) telephone updates as to Adverse Events, Serious Adverse Events and/or Unexpected Adverse Events related to any Licensed Product, to the extent reasonably requested by Archemix. Notifications of all other Adverse Events shall be provided [***], with the information provided in each [***] notification to be current to within [***] days prior to the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

date of such notification.
     3.5 Material Supply.
          3.5.1 Initial Supply. Within [***] days of the Effective Date, Archemix will make available for pickup by Ophthotech’s designated carrier, at no additional cost to Ophthotech, [***] of [***] manufactured at Sirna from GMP [***] (the “Sirna Materials”). Ophthotech shall provide Archemix with written notice when it has a GMP-compliant facility available for receipt of the Sirna Materials. Title, possession, risk of loss and all [***] costs and expenses (including the costs of Ophthotech’s designated carrier) shall [***] by [***] [***] the Sirna Materials [***] Ophthotech’s designated carrier.
          3.5.2 Additional Supply. For a period of [***] days from the Effective Date, Ophthotech shall have the right to purchase from Archemix up to [***] of the Sirna Materials, in addition to the initial [***] supply of Sirna Materials to be provided pursuant to Section 3.5.1 above, at a price of $[***].
          3.5.3 No Warranties. Ophthotech hereby agrees and acknowledges that (a) THE SIRNA MATERIALS WILL BE SUPPLIED “AS IS,” (b) ARCHEMIX MAKES NO REPRESENTATIONS, AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SIRNA MATERIALS, (c) THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THE USE OF THE SIRNA MATERIALS WILL NOT INFRINGE ANY PATENT RIGHTS OF OTHERS, AND (d) ARCHEMIX MAKES NO WARRANTIES AS TO THE IDENTITY, PURITY or ACTIVITY OF A PARTICULAR SAMPLE.
          3.5.4 Manufacturing Documentation. On or before [***] days from the Effective Date, Archemix shall provide Ophthotech with a copy of Item 7 (entitled “Chemistry, Manufacturing & Control”) of the IND application prepared by Archemix for ARC1905 dated December 15, 2005. Upon Ophthotech’s request, Archemix shall provide Ophthotech with copies of the supporting documents or records for such Item 7. Ophthotech shall be responsible for paying all costs including, without limitation, Archemix’s FTE Costs and any external expenses incurred by Archemix, associated with the transfer of any such documents or records to Ophthotech under this Section 3.5.4; provided, that, Archemix may redact any portion of such documentation and records as it reasonably determines contains Confidential Information of a Third Party.
          3.5.5 Manufacturing. Ophthotech shall be solely responsible, at its expense, for the conduct of all chemistry, manufacture and control activities with respect to Licensed Products.
ARTICLE 4 PAYMENTS AND ROYALTIES
     4.1 Initial Fees.
          4.1.1 License Fee. In consideration for the rights granted to Ophthotech hereunder, Ophthotech hereby agrees to pay Archemix an upfront license fee in the amount of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

One Million Dollars (U.S. $1,000,000) payable within thirty (30) days of the Effective Date by wire transfer of immediately available funds, which payment shall be non-refundable and non-creditable.
          4.1.2 Equity. In consideration for the rights granted to Ophthotech hereunder, Ophthotech hereby agrees to deliver to Archemix, concurrently with the closing by Ophthotech of its equity financing involving the issuance of shares of Series A Preferred Stock, $.001 par value per share (the “Series A Financing”), that number of shares of Junior Preferred Stock, $.001 par value per share (the “Shares”) as shall equal the result obtained by dividing [***] Dollars (U.S. $[***]) by the purchase price per share of the shares issued to the Series A Investors in the Series A Financing, on the terms and subject to the conditions set forth in the stock purchase agreement (the “Stock Purchase Agreement”) to be negotiated and executed by the investors in the Series A Preferred Financing (the “Series A Investors”). In connection therewith, Ophthotech acknowledges and agrees that Archemix, as a holder of Shares, shall receive all of the rights and preferences granted by Ophthotech to the Series A Investors in the Series A Financing (the “Series A Rights”); provided, that, notwithstanding anything to the contrary in this Agreement or in the Stock Purchase Agreement or in any other agreement among Ophthotech and the Series A Investors, (a) Archemix shall not be obligated, in connection with its purchase of the Shares, to provide any additional funding to Ophthotech, whether through a mandatory participation right in subsequent financings or similar obligation, in order to retain the benefit of all of the Series A Rights, (b) Archemix shall not be entitled to designate a representative to serve on Ophthotech’s board of directors or to attend board of directors meeting as an observer and (c) at any time when the Shares are outstanding, Ophthotech shall not amend, waive, alter or repeal any provision of its certificate of incorporation in a manner that adversely affects the powers, preferences or rights of the Shares without the approval of a majority of the then outstanding Shares consenting or voting separately as a class; except as otherwise stated in this clause (c) the Shares shall be voted in the same manner as the majority of shares of Series A Preferred Stock voting on any such decision on which the Shares are entitled to vote.
     4.2 Payment of Royalties; Royalty Rates; Minimum Royalties
          4.2.1 Royalty Payments.
                    (a) In consideration for the rights granted to Ophthotech hereunder, Ophthotech shall pay Archemix a royalty during the Royalty Term based on Annual Net Sales of all Licensed Products sold by Ophthotech and its Affiliates, at the following rates:

Annual Net Sales (US$)	Royalty (%)
$[***]- $[***]	[***]	%
Greater than $[***]	[***]	%
By way of example, if Annual Net Sales were equal to $[***], the royalty due would be equal $[***], which is calculated as $[***] ($[***] * [***]%) + $[***] ([***] * [***]%).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (b) On a Licensed Product-by-Licensed Product and country-by-country basis, the royalty rate applicable to Net Sales of a Licensed Product made in any country during any portion of the Royalty Term outside of the Legal Exclusivity Period for such Licensed Product in such country shall be reduced to [***] percent ([***]%) of the royalty rates otherwise applicable to such Net Sales under Section 4.2.1(a).
          4.2.2 Competitive Generic Licensed Product. In the event that one or more Third Parties sells a Generic Product (as defined below) in a country in which a Licensed Product is then being sold, then during any Calendar Quarter in which sales of Generic Products by all such Third Parties are equal to at least [***] percent ([***]%) of Ophthotech’s volume-based market share of the Licensed Product in such country (as measured by prescriptions or other similar information available in such country), the applicable payments in effect with respect to such Licensed Product in such country as specified in Sections 4.2.1 and/or 4.3.1 shall be reduced to [***] percent ([***]%) of the rates otherwise applicable under Sections 4.2.1(a) and/or 4.3.1(a). Notwithstanding the foregoing, the royalty rate reductions specified in the foregoing sentence shall cease, and the otherwise applicable royalty rates shall be reinstated, on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Generic Products account for less than [***] percent ([***]%) of Ophthotech’s volume-based market share in such country. For purposes of this Section 4.2.2, a “Generic Product” means a pharmaceutical product that is a “pharmaceutical equivalent” or “pharmaceutical alternative” (as those terms are used in the Approved Drug Products with Therapeutic Equivalence Evaluations (a.k.a. the Orange Book) published by the FDA Center for Drug Evaluation and Research or any successor publication) with respect to the Licensed Product.
          4.2.3 Third Party License Fee Offset. In the event that in any Royalty Term, Ophthotech, in order to exploit the license granted to it under Section 2.1 of this Agreement in any country, actually makes royalty, milestone or other license fee payments to one or more Third Parties (“Third Party Payments”) as consideration for a license to Patent Rights, in settlement of litigation or arbitration regarding the infringement of such Patent Rights, or in satisfaction of a litigation or arbitration judgment or award for infringement of such Patent Rights, that cover the use, offer for sale, sale or importation in such country of the Anti-C5 Aptamer portion of the Licensed Product or that cover the [***] of ARC 1905 (as set forth in Schedule 1) or the use of such [***] in the manufacture of ARC 1905, then Ophthotech shall have the right to reduce the royalty payments otherwise due to Archemix pursuant to Sections 4.2.1 and 4.3.1 for such Licensed Product by [***] percent ([***]%) of such Third Party Payments. Notwithstanding the foregoing provisions of this Section 4.2.3, in no event will the royalties due for any Licensed Product in any country be reduced to less than [***] percent ([***]%) of the royalties otherwise payable pursuant to Section 4.2.1 and 4.3.1; provided that if in any Calendar Quarter this sentence prevents Ophthotech from reducing any royalty payment by the full amount of the reduction to which Ophthotech is otherwise entitled under this Section 4.2.3, Ophthotech shall be entitled to carry forward any amount that it was prevented from deducting in such Calendar Quarter for deduction in the [***] Calendar Quarter. Notwithstanding the foregoing, Ophthotech shall be solely responsible for, and the royalties payable to Archemix pursuant to Section 4.2.1 and Section 4.3.1 shall not be reduced by, the amounts set forth on Schedule 3, which Ophthotech shall pay (subject to, in the case of milestone payments, the achievement of corresponding milestones and, in the case of royalties,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the occurrence of applicable net sales) in consideration of a sublicense, under Archemix’s license from [***] (“[***]”), with respect to Patent Rights owned or Controlled by [***] and licensed to Archemix, to be granted by Archemix to Ophthotech. For purposes of clarity, Ophthotech shall be obliged to accept such a sublicense under Patent Rights owned or Controlled by [***], and Ophthotech and Archemix shall enter into an agreement granting Ophthotech such sublicense promptly after the Effective Date.
          4.2.4 Maximum Offset. Notwithstanding the provisions of the foregoing Sections 4.2.1(b), 4.2.2 and 4.2.3, in no event will the royalties due for any Licensed Product in any country be reduced to less than [***] percent ([***]%) of the rates specified in Sections 4.2.1(a) or 4.3.1(a).
     4.3 Sublicense Royalties; Sublicense Income.
          4.3.1 Royalties.
                    (a) In consideration for the rights granted to Ophthotech hereunder, Ophthotech shall pay Archemix a royalty during the Royalty Term equal to [***] percent ([***]%) of Net Sales of all Licensed Products sold by Sublicensees.
                    (b) On a Licensed Product-by-Licensed Product and country-by-country basis, the royalty rate applicable to Net Sales of a Licensed Product sold by a Sublicensee made during any portion of the Royalty Term outside of the Legal Exclusivity Period for such Licensed Product in such country shall be reduced to [***] percent ([***]%) of the royalty rate otherwise applicable to such Net Sales under Section 4.3.1(a).
          4.3.2 Non-Royalty Income. Subject to the crediting of milestone payments made by Opthotech permitted under clause (a) of Section 4.4.2, in consideration for the rights granted to Ophthotech hereunder, during the Non-Royalty Term, Ophthotech shall pay Archemix an amount equal to [***] percent ([***]%) of all Sublicense Income (“Sublicense Income Payments”); provided, that, on a Licensed Product-by-Licensed Product and country-by-country basis, such obligation shall continue after the end of the applicable Royalty Term unless Ophthotech is able to reasonably demonstrate to Archemix in writing that such Sublicense Income was paid to Ophthotech solely in consideration for sublicenses under Technology and/or Patent Rights other than the Licensed Technology and/or the Licensed Patent Rights.
     4.4 Milestone Payments.
          4.4.1 Payment. In consideration for the rights granted to Ophthotech and/or its Sublicensees hereunder, Ophthotech, shall make the following payments to Archemix on a Licensed Product-by Licensed Product basis within [***] ([***]) days of the initial occurrence of each of the following events by Ophthotech, its Affiliates and/or its Sublicensees:
          4.4.2 Regulatory Milestones:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Payment
Event	(US$)
[***]	$	[***]
[***]	$	[***]

[***]	$	[***]
[***]	$	[***]

[***]	$	[***]

[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

[***]	$	[***]

[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

[***]	$	[***]

[***]	$	[***]

[***]	$	[***]
The foregoing milestone payment obligations under this Section 4.4.2 shall be subject to the following: (a) [***] milestone payments paid by Ophthotech under this Section 4.4.2 as a result of the achievement of a milestone event by any Sublicensee of Ophthotech shall be [***] by Ophthotech against any Sublicense Income Payments payable by Ophthotech pursuant to Section 4.3.2 with respect to such Sublicensee and (b) if a Licensed Product that was being Developed for a [***] Indication fails such that Ophthotech and its Affiliates cease further Development of such Licensed Product for such Indication, then, to the extent that Ophthotech Develops such Licensed Product for [***] Indication, (i) that [***] Indication shall be deemed to be [***] Indication solely for purposes of determining the applicable milestones set forth in Section 4.4.2 and (ii) [***] milestone payments previously paid by Ophthotech for such Licensed Product for such [***] Indication shall be [***] if such milestone events are achieved for such Licensed Product for [***] Indication but [***] milestone payments for [***] milestone events shall be due and payable by Ophthotech.
          4.4.3 Sales Milestones. In addition to the milestone payments contemplated by Section 4.4.2 above, Ophthotech shall make each of the following one-time payments during the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Royalty Term to Archemix within [***] days after the first occurrence of the corresponding milestone event for Annual Net Sales of all Licensed Product for all Indications sold by Ophthotech, its Affiliates or Sublicensees, in the aggregate in any Calendar Year:

Milestone Payment
Milestone Event (US$)	(US$)
Annual Net Sales greater than $[***]	$	[***]

Annual Net Sales greater than $[***]	$	[***]
For purposes of determining when sales milestones are achieved under this Section 4.4.3, Net Sales shall be calculated each Calendar Quarter in the currency in which such Net Sales were achieved by Ophthotech, its Affiliates or Sublicensees and will be translated quarterly into United States dollars in accordance with Section 4.5.3 hereof. Each Calendar Quarter’s calculated Net Sales in United States dollars will then be added to cumulative Net Sales total for all previous Calendar Quarter(s) during such Calendar Year. When such a sales milestone has been achieved will be determined as of the last day of each Calendar Quarter, and payment of sales milestone payments will be made within [***] calendar days following such date. For the avoidance of doubt, the maximum aggregate amount payable by Ophthotech to Archemix pursuant to this Section 4.4.3 shall be $[***]. If the aggregate Annual Net Sales of all Licensed Products as set forth above exceeds, for the first time, both the $[***] and the $[***] milestones in a single Calendar Year, both milestone payments shall be due (i.e., a total payment of $[***] shall be due).
          4.4.4 Skipped Milestones. If at the time any given milestone payment set forth in Section 4.4.2 is due, one or more preceding milestone payments for logically antecedent milestones have not been paid, then such unpaid antecedent milestone payments shall be paid at such time as well. For example, if at the time a [***] milestone payment is due for [***] Indication, a [***] milestone payment has not been paid for [***] Indication, then such [***] milestone payment shall be paid at such time as well.
          4.4.5 Determination that Payments are Due. In the event that Archemix reasonably believes any milestone payment is due pursuant to Section 4.4.1 or 4.4.3 in spite of not having received notice from Ophthotech, it shall so notify Ophthotech and shall provide to Ophthotech the data and information supporting its belief that the conditions for payment have been achieved. If Ophthotech does not acknowledge that such milestone payment is due within [***] days of receipt of the data and information from Archemix, then either Party may submit such dispute for resolution pursuant to the provisions of Section 10.2.2 by providing written notice to the other Party.
     4.5 Payment Terms.
          4.5.1 Payment of Royalties, Milestones and Sublicense Income Payments. Unless otherwise expressly provided, Ophthotech shall make any milestone, license, royalty payments and Sublicense Income Payments owed to Archemix hereunder in arrears, within [***] days from the end of the Calendar Quarter in which such payment accrues. For purposes of determining when a sale of any Licensed Product occurs under this Agreement, the sale shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

be deemed to occur in accordance with generally accepted accounting principles. Each royalty payment shall be accompanied by a report for each country in the Territory in which sales of Licensed Products occurred in the Calendar Quarter covered by such statement, specifying: (v) the gross sales (if available) and Net Sales in each country’s currency; (w) the applicable royalty rate under this Agreement; (x) an accounting of deductions taken in the calculation of Net Sales made in the United States and in any other country in which such accounting is reasonably available; (y) the applicable exchange rate to convert from each currency other than United States dollars to United States dollars under this Section 4.5; and (z) the royalties payable in United States dollars. Each Sublicense Income Payment shall be accompanied by a report specifying: (x) the aggregate amount of all payments received by Ophthotech or its Affiliates from sublicenses granted hereunder; (y) all exclusions of such payment amounts from Sublicense Income made pursuant to Section 1.60; and (z) the Sublicense Income Payments payable in United States dollars.
          4.5.2 Overdue Payments. Subject to the other terms of this Agreement, any payments not paid within the time period set forth in this Article 4 shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full; provided, that, in no event shall said annual rate exceed the maximum interest rate permitted by law in regard to such payments. Any such overdue payment shall, when made, be accompanied by, and credited first to, all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of Archemix to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.
          4.5.3 Accounting. All references to “dollars” or “$” herein mean United States dollars. All payments hereunder shall be made in the United States in United States dollars. Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last business day of the applicable Calendar Quarter. If The Wall Street Journal ceases to be published or if the Parties agree otherwise, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree.
          4.5.4 Withholding Taxes; Restrictions on Payment. All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). Ophthotech shall make any applicable withholding payments due on behalf of Archemix and shall provide Archemix upon request with such written documentation regarding any such payment available to Ophthotech relating to an application by Archemix for a foreign tax credit for such payment with the United States Internal Revenue Service.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.5.5 Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for Ophthotech or its Affiliates or Sublicensees, to transfer, or have transferred on its behalf, royalties or other payments to Archemix, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of Archemix in a recognized banking institution designated by Archemix or, if none is designated by Archemix within a period of [***] days, in a recognized banking institution selected by Ophthotech or its Affiliate or Sublicensee, as the case may be, and identified in a notice in writing given to Archemix.
     4.6 Records Retention; Review.
          4.6.1 Records; Audit. Ophthotech and its Affiliates and Sublicensees shall keep and maintain for [***] years from the date of each payment of royalties and Sublicense Income Payments hereunder complete and accurate records of gross sales, Net Sales, and Sublicense Income received by Ophthotech and its Affiliates and Sublicensees of each Licensed Product, in sufficient detail to allow royalties to be determined accurately. Archemix shall have the right for a period of [***] years after receiving any such royalty payment to appoint at its expense an independent certified public accountant reasonably acceptable to Ophthotech to audit the relevant records of Ophthotech and its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined. Ophthotech and its Affiliates and Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from Archemix, solely to verify that payments hereunder were correctly determined. Such audit right shall not be exercised by Archemix more than once in any Calendar Year or more than once with respect to sales of a particular Licensed Product in a particular period. All records made available for audit shall be deemed to be Confidential Information of Ophthotech or its Affiliates or Sublicensees, as applicable. In the event there was an underpayment by Ophthotech hereunder, Ophthotech shall promptly (but in any event no later than [***] days after such shortfall is finally determined) make payment to Archemix of any shortfall. Archemix shall bear the full cost of such audit unless such audit discloses an underreporting by Ophthotech of more than [***] percent ([***]%) of the aggregate amount of royalties or Sublicense Income Payments payable in any Calendar Year, in which case Ophthotech shall reimburse Archemix for all costs incurred by Archemix in connection with such audit. If either Party disputes the results of any such audit, then it may submit such matter for resolution pursuant to Section 10.2.2; provided that the Party not prevailing in such arbitration shall reimburse the other Party for [***] percent ([***]%) of the costs and expenses (including attorneys’ fees) incurred by such other Party in connection with the conduct of such arbitration (including without limitation the Expert’s fees and any administrative fees of such arbitration).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.6.2 Other Parties. Ophthotech shall include in any agreement with its Affiliates or Sublicensees terms requiring such party to retain records as required in this Section 4.6 and to permit Archemix to audit such records as required by this Section 4.6.
ARTICLE 5 TREATMENT OF CONFIDENTIAL INFORMATION
     5.1 Confidentiality Obligations. Archemix and Ophthotech each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party. Archemix and Ophthotech each agrees that, subject to the remainder of this Article 5, it will not disclose, and will cause its Affiliates and sublicensees not to disclose, any Confidential Information of the other Party and it will not use, and will cause its Affiliates and sublicensees not to use, any Confidential Information of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] years thereafter.
     5.2 Limited Disclosure and Use. Archemix and Ophthotech each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant, contractor, Affiliate or Sublicensee of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 5.3. In addition, Archemix and Ophthotech each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) collaboration with an Archemix Collaborative Partner, subject to written obligations of confidentiality substantially similar to those of Archemix hereunder, (iii) debt or equity financing of such other Party or (iv) transfer or sale of all or substantially all of such Party’s assets or business or in the event of its merger, consolidation, change in control or similar transaction and (c) for any other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed. In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information as required by Applicable Laws; provided, that, in the case of any such disclosure, the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.
     5.3 Employees and Consultants. Ophthotech and Archemix each hereby represent that all of its employees, consultants and contractors, and all of the employees, consultants and contractors of its Affiliates and sublicensees (including, without limitation, Sublicensees), who have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates and sublicensees (including, without limitation, Sublicensees) to use, reasonable efforts to enforce such obligations.
     5.4 Publicity. The Parties acknowledge and agree that (a) the terms of this
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Agreement constitute Confidential Information of each Party and may only be disclosed (i) as permitted by Section 5.2, (ii) to investment bankers, investors, and potential investors, lenders and potential lenders and other sources and other potential sources of financing, licensees and potential licensees, acquirers or merger partners and potential acquirers or merger partners, and (iii) or in the case of Archemix, Gilead and University License Equity Holdings, Inc.; and (b) a copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by Applicable Laws; provided, that, in connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Notwithstanding anything to the contrary in Section 5.1, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement related to this Agreement without the prior written consent of the other Party; provided, that, notwithstanding the foregoing, (w) the Parties shall issue a press release in a mutually agreed form as soon as practicable after the Effective Date, (x) Ophthotech, its Affiliates and Sublicensees shall be expressly permitted to publicly announce at any time the status of their Development and commercialization activities relating to Licensed Products; provided, that, prior to the filing of an application for Regulatory Approval for a Licensed Product, Ophthotech has given [***] days’ written notice to Archemix of any such announcement relating to such Licensed Product and, after the filing of an application for Regulatory Approval for a Licensed Product, Ophthotech has given advance notice to Archemix of any such announcement relating to such Licensed Product that contains significant (i.e., label amendments for new safety or efficacy data; Dear Doctor Letters, medical product safety alerts; Class I, II, or III product recalls; market withdrawals; or public health advisories ) regulatory information about such Licensed Product not previously publicly disclosed, (y) Archemix may publicly announce the occurrence of any milestone event described in Section 4.4 upon [***] days’ prior written notice to Ophthotech, and (z) either Party shall be entitled to include in press and news releases and other public announcements information related to this Agreement that has previously been publicly announced in accordance with this Section 5.4.
ARTICLE 6 INTELLECTUAL PROPERTY RIGHTS AND PROVISIONS CONCERNING THE FILING, PROSECUTION, MAINTENANCE AND ENFORCEMENT OF PATENT RIGHTS
     6.1 Archemix Intellectual Property Rights. Archemix shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Licensed Technology and Licensed Patent Rights.
     6.2 Licensed Patent Rights. Archemix, acting through patent counsel or agents of its choice, shall be solely responsible for the preparation, filing, prosecution and maintenance of the Licensed Patent Rights; provided, that, Ophthotech will reimburse Archemix for all of its out-of-pocket and attorneys fees, expenses, official fees and all other charges accumulated on or after the Effective Date incident to the preparation, filing, prosecution and maintenance of the Anti-C5 Aptamer-Specific Patent Rights, including any interference or opposition proceedings, in the jurisdictions set forth on Exhibit C (each, a “Mandatory Jurisdiction”) and in any other jurisdictions mutually agreed by the Parties in advance (each, an “Optional Jurisdiction”), such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

agreement not to be unreasonably withheld, conditioned or delayed (collectively, “Licensed Patent Right Fees”), within [***] days after Ophthotech’s receipt of invoices from Archemix and/or Archemix’s outside patent counsel for Licensed Patent Right Fees; provided further, that, Ophthotech may elect not to pay such amounts with respect to (a) any particular Anti-C5 Aptamer-Specific Patent Rights in any Optional Jurisdiction upon [***] days prior written notice to Archemix and (b) any particular Anti-C5 Aptamer-Specific Patent Rights in any Mandatory Jurisdiction that are not listed on Exhibit A as of the Effective Date (subject to the next sentence of this Section 6.2) upon [***] days prior written notice to Archemix, in which event such Anti-C5 Aptamer-Specific Patent Rights shall thereafter be excluded from the Licensed Patent Rights. For purposes of clarity, the Anti-C5 Aptamer-Specific Patent Rights listed on Exhibit A as of the Effective Date shall be deemed to include, for purposes of the immediately preceding sentence of this Section 6.2, the Patent Rights listed on Exhibit A attached hereto and all divisionals, nationalization filings, continuations (excluding continuations-in-part) thereof, all reissues, reexaminations, renewals and extensions thereof, and supplementary protection certificates therefor, and all foreign equivalents of any of the foregoing filed with respect to such Patent Rights during the Term, in each case in any Mandatory Jurisdiction. In the event that Archemix determines not to file or to abandon any of the Anti-C5 Aptamer Specific Patent Rights, Archemix shall notify Ophthotech sufficiently in advance so that Ophthotech can, without any loss of rights, and Ophthotech shall have the right to file, prosecute and maintain such Patent Rights in Archemix’ name at Ophthotech’s expense. Archemix shall provide Ophthotech with a reasonable opportunity to review and comment in advance on all filings and correspondence with patent offices regarding such Anti-C5 Aptamer-Specific Patent Rights and shall consider in good faith any comments thereon that Ophthotech provides. Notwithstanding the foregoing, to the extent Anti-C5 Aptamer-Specific Patent Rights are licensed to Third Parties for use outside the Field in accordance with this Agreement and such Third Parties are obligated to reimburse Archemix for Licensed Patent Right Fees, the Parties will negotiate in good faith a proportional reduction of Ophthotech’s obligation for Licensed Patent Right Fees hereunder.
     6.3 Infringement.
          6.3.1 Notice. In the event during the Term that either Party becomes aware of (i) any possible infringement of any Licensed Patent Rights or (ii) the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act for a product that includes an aptamer covered by Anti-C5 Aptamer-Specific Patent Rights (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
          6.3.2 Infringement Action. Ophthotech shall have the first right, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened Infringement of the Anti-C5 Aptamer-Specific Patent Rights in the Field. Ophthotech shall determine whether to exercise such first right in its discretion, which discretion Ophthotech shall exercise in a manner consistent with Ophthotech’s obligations under Section 3.1.2(a). Archemix shall have the right, at its own expense, to be represented in any such action by Ophthotech by counsel of Archemix’s own choice; provided, that, under no circumstances shall the foregoing affect the right of Ophthotech to control the suit as described in the first sentence of this Section 6.3.2. If Ophthotech does not file any action or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

proceeding against any such Infringement within [***] months after the later of (i) Ophthotech’s notice to Archemix under Section 6.3.1 above, (ii) Archemix’s notice to Ophthotech under Section 6.3.1 above or (iii) a written request from Archemix to take action with respect to such infringement, then Archemix shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 6.3.2, shall be applied as follows:
               (a) first, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action; and
               (b) second, [***] percent ([***]%) of any remaining amount shall be retained by the Party bringing such suit or proceeding or taking such other legal action and [***] percent ([***]%) shall be paid to the other Party.
          If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, that, neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder. Notwithstanding the foregoing, if Ophthotech declines to bring any such action or proceeding hereunder, Ophthotech may decline to be joined as a party plaintiff or to assist Archemix in any such action or proceeding if Ophthotech reasonably determines that being joined to or assisting in such action or proceeding presents a significant risk of liability under applicable antitrust laws.
          6.3.3 Effect of Challenge. In further consideration of Archemix’s grant of the licenses hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights issued, in the event that Ophthotech, its Affiliates and/or Sublicensees (a) determines to initiate a Challenge or Ophthotech, its Affiliates and/or Sublicensees determines to assist a Third Party in initiating a Challenge, Ophthotech will provide written notice to Archemix at least [***] days prior thereto, which notice will include an identification of all prior art it believes invalidates any claim of the Licensed Patent Rights; and (b) initiates a Challenge or assists a Third Party in initiating a Challenge, (i) the exclusive licenses granted by Archemix to Ophthotech hereunder shall, at the option of the Archemix and upon written notice to Ophthotech, be converted into non-exclusive licenses as of the date of such notice, (ii) should the outcome of such Challenge determine that any claim of the Licensed Patent Rights that is the subject of the Challenge is valid or enforceable, the royalty rates set forth in Sections 4.2 and 4.3 shall be increased by [***] percentage points (e.g., a royalty rate of [***] percent ([***]%) shall be increased to [***] percent ([***]%)) and (iii) should the outcome of any Challenge determine no claim of the Licensed Patent Rights Challenged by Ophthotech, its Affiliates and/or Sublicensees is valid or enforceable, Ophthotech, its Affiliates and/or Sublicensees shall continue to pay royalties based on Net Sales of Licensed Products sold
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

in the Territory at the rate of [***] percent ([***]%) until the last day of the Royalty Term for such Licensed Product notwithstanding such determination. For the avoidance of doubt, a Challenge shall not constitute a breach of this Agreement.

ARTICLE 7 REPRESENTATIONS AND WARRANTIES; COVENANT REGARDING THIRD PARTY AGREEMENTS
     7.1 Mutual Representations and Warranties. Archemix and Ophthotech each represents and warrants to the other, as of the Effective Date, as follows:
          7.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
          7.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Laws, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
          7.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
          7.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
     7.2 Acknowledgment of Ophthotech. Ophthotech acknowledges that the licenses granted to Ophthotech hereunder are subject to certain limitations and restrictions set forth in the Archemix-Gilead License Agreement as provided by Archemix to Ophthotech prior to the Effective Date and agrees that Ophthotech shall comply with such limitations and restrictions.
     7.3 Additional Representations and Warranties.
          7.3.1 Archemix represents and warrants to Ophthotech that Archemix has the right to grant the license granted to Ophthotech on the terms set forth herein;
          7.3.2 Archemix represents and warrants to Ophthotech that, except as previously disclosed to Ophthotech, as of the Effective Date and with no further duty to update (except as otherwise stated):
               (a) to its Knowledge, there is no litigation pending or threatened that alleges that (i) the practice of the SELEX Process and/or the use of SELEX Technology as contemplated by this Agreement infringes the Patent Rights of any Third Party, or (ii) the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Licensed Patent Rights are invalid or unenforceable; or (iii) the use of the Licensed Patent Rights or Licensed Technology as contemplated by this Agreement infringes the Patent Rights of any Third Party; and
               (b) the Archemix-Gilead License Agreement, as heretofore delivered by Archemix to Ophthotech, represents the complete agreement and understanding between Gilead Sciences, Inc. and Archemix relating to the Licensed Patent Rights which are the subject of the Archemix-Gilead License Agreement; the Archemix-Gilead License Agreement has not been modified, supplemented or amended, other than by amendments thereto provided to Ophthotech prior to the Effective Date; the Archemix-Gilead License Agreement is in full force and effect, all payments to date required to be made thereunder by Archemix have been made, and Archemix is in compliance in all material respects with its obligations thereunder.
     7.4 Archemix Covenants Regarding Archemix-Gilead Agreement. Archemix hereby covenants to promptly notify Ophthotech upon receipt by Archemix or its Affiliates of any notice from Gilead Sciences, Inc. of such party’s intent to terminate Archemix’s rights under the Archemix-Gilead License Agreement or otherwise take any action that would adversely affect Ophthotech’s rights under this Agreement.
ARTICLE 8 INDEMNIFICATION AND INSURANCE
     8.1 Indemnification of Archemix by Ophthotech. Ophthotech shall indemnify, defend and hold harmless Archemix, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “Archemix Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Archemix Indemnitees, or any one of them, as a direct result of Third Party claims, suits, actions or demands (collectively, the “Claims”) arising out of (a) the research, development, testing, production, manufacture, supply, promotion, import, sale or use by any Person of any Licensed Product (or any component thereof) manufactured or sold by Ophthotech or any of its Affiliates or Sublicensees or (b) the gross negligence or willful misconduct of Ophthotech or any of its Affiliates or Sublicensees; provided, that, Ophthotech shall have no obligation to indemnify any Archemix Indemnitee for any Claim arising out of the gross negligence or willful misconduct of Archemix or any of its Affiliates.
     8.2 Conditions to Indemnification. An Archemix Indemnitee seeking recovery under this Article 8 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to Ophthotech and provided that Ophthotech is not contesting its obligation under this Article 8, shall permit Ophthotech to control any litigation relating to such Claim and the disposition of such Claim (including without limitation any settlement thereof); provided, that, Ophthotech shall not settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, unless such settlement includes a full release of the Indemnified Party, in which case Ophthotech may settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party. Each Indemnified Party shall cooperate with Ophthotech in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

through counsel at all legal proceedings with respect to such Claim.
     8.3 Indemnification of Gilead and UTC by Ophthotech. If and solely to the extent, legally required by the Archemix-Gilead License Agreement, Ophthotech shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by Ophthotech or its Affiliates or Sublicensees of (a) any Aptamers or Licensed Products, or (b) any other products, services or activities developed by Ophthotech relating to the Licensed Patent Rights, including any Licensed Products or Aptamers.
     8.4 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NEITHER PARTY MAKES ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF THE PATENT RIGHTS LICENSED BY SUCH PARTY TO THE OTHER PARTY.
     8.5 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 8.5 SHALL LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER WITH RESPECT TO THIRD PARTY CLAIMS.
     8.6 Insurance. Ophthotech will, at Ophthotech’s expense, obtain and maintain in full force and effect insurance with respect to the Development and commercialization of Licensed Products in such amount as U.S.-based biopharmaceutical companies customarily maintain with respect to the research, development and commercialization of similar products. Such insurance policy or policies shall name Archemix as an additional named insured, shall be non-cancelable except upon [***] days prior written notice to Archemix, and shall provide that as to any loss covered thereby and also by any policies obtained by Archemix itself, Ophthotech’s policies shall provide primary coverage for Archemix and Archemix’ policies shall be considered excess coverage for Archemix. Ophthotech will forthwith after the obtaining of such insurance required by this Section 8.6, obtain and deliver to Archemix certificates of and copies of, and at all times thereafter deliver without further demand replacement certificates and copies of, all such insurance policies that are in force and effect. Ophthotech’s obligation under this Section 8.6
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

may be delegated by Ophthotech to a Third Party collaborator of Ophthotech with Archemix’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; provided, that, (i) such Third Party collaborator has worldwide annual revenue of at least [***] dollars ($[***]), (ii) such Third Party collaborator maintains either insurance policy(-ies) or a program of self-insurance in such amount as U.S.-based biopharmaceutical companies customarily maintain with respect to the research, development and commercialization of similar products and, if such Third Party collaborator maintains insurance policy(-ies), the insurance policy(-ies) maintained by such Third Party collaborator names Archemix and Ophthotech as additional insureds, (iii) such insurance policy or self-insurance covers (or, if there is more than one such policy, collectively covers) all Licensed Products Developed and/or commercialized by Ophthotech and (iv) in the case of such a self-insurance program, Ophthotech notifies Archemix that such Third Party collaborator has represented the existence of such self-insurance program to Ophthotech, that is consistent with the requirements of this Section 8.6. Any such delegation by Ophthotech to a Third Party collaborator shall not relieve Ophthotech of its obligations under Sections 8.1 and 8.3.
ARTICLE 9 TERM AND TERMINATION
     9.1 Term; Expiration. The term (“Term”) of this Agreement shall commence on the Effective Date and continue, unless earlier terminated as provided herein, until such time as all Royalty Terms and Non-Royalty Terms for all Licensed Products have ended. Upon expiration (but not upon termination prior to the expiration) of the Royalty Term and Non-Royalty Term applicable to a Licensed Product in a country, Ophthotech’s rights and licenses hereunder with respect to such Licensed Product in such country shall become fully paid-up, non-royalty bearing, perpetual rights and licenses.
     9.2 Termination.
          9.2.1 Unilateral Right to Terminate. Ophthotech shall have the right to terminate this Agreement, for any reason, upon (a) at least ninety (90) days’ prior written notice to Archemix, such notice to state the date at least ninety (90) days following the date of receipt of such notice by Archemix upon which termination is to be effective, and (b) the payment by Ophthotech of all amounts due to Archemix through such termination effective date.
          9.2.2 Termination for Challenge. In the event Ophthotech, its Affiliates and/or Sublicensees initiates a Challenge or assists a Third Party in initiating a Challenge, Archemix shall have the right to terminate this Agreement, effective immediately upon written notice to Ophthotech.
          9.2.3 Termination for Breach. Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of this Agreement that, if curable, remains uncured for [***] days ([***] days in the event that the breach is a failure of a Party to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          9.2.4 Termination for Insolvency. Each Party shall give the other Party reasonable prior notice of the filing with respect to itself of any voluntary petition, and prompt notice of the filing with respect to itself of any involuntary petition, under any bankruptcy laws. In the event that either Party: (a) files for protection under bankruptcy laws; (b) makes an assignment of all or substantially all of its assets for the benefit of creditors; (c) appoints or suffers appointment of a receiver or trustee over all or substantially all of its assets; and (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.
          9.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to this Article 9, the following provisions shall apply:
          9.3.1 If this Agreement is terminated by Ophthotech pursuant to Section 9.2.1 or by Archemix pursuant to Sections 9.2.2, 9.2.3 or 9.2.4:
               (a) all licenses granted by Archemix to Ophthotech shall immediately terminate;
               (b) Ophthotech shall promptly return all Confidential Information of Archemix; provided, that Ophthotech may retain one (1) copy of Confidential Information of Archemix in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder; and
               (c) each Sublicensee of Ophthotech shall be considered a direct licensee of Archemix; provided, that, (i) such Sublicensee is then in material compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations of such Sublicensee to Archemix have been paid, and (iii) such Sublicensee agrees in writing to remain in compliance with all terms and conditions of the sublicense (subject to any notice and cure period provisions contained in any such sublicense agreement with such Sublicensee).
          9.3.2 If this Agreement is terminated by Ophthotech pursuant to Sections 9.2.3 or 9.2.4, all licenses granted by Archemix to Ophthotech shall survive subject to Ophthotech’s continued payment of all royalties, milestones, Sublicense Income and other payments pursuant to Article 4; and Ophthotech shall promptly return all Confidential Information of Archemix that is not subject to a continuing license hereunder; provided, that Ophthotech may retain one (1) copy of each such Confidential Information of Archemix in it archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
     9.4 Remedies. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 9 are in addition to any other relief and remedies available to either Party at law.
     9.5 Surviving Provisions. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Articles 5 and 8 and Sections 4.6 and 9.1, as well
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term.
ARTICLE 10 DISPUTES
     10.1 Negotiation. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relates to either Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors or designees, for attempted resolution by good faith negotiations within [***] days after such notice is received. Said designated senior officials are as follows:
     For Ophthotech: [***]
     For Archemix: [***]
In the event the designated senior officials or their successors or designees are not able to resolve such dispute within the [***] day period, either Party may invoke the provisions of Section 10.2.
     10.2 Arbitration.
          10.2.1 Full Arbitration. Subject to Section 10.1, any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement or the performance by either Party of its obligations under this Agreement (other than bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party (a “Dispute”)), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts. The method and manner of discovery in any such arbitration proceeding shall be governed by the laws of the Commonwealth of Massachusetts. The arbitrator shall have the authority to grant injunctions and/or specific performance and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrator hereunder or pending the arbitrators’ determination of any dispute, controversy or claim hereunder.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          10.2.2 Accelerated Arbitration. Disputes submitted to arbitration by a Party under Section 10.2.1 relating to a matter set forth in Section 1.43(z), 1.60(b), 4.4.5 or 4.6.1, the following procedures shall apply:
               (a) The Parties shall mutually select a single independent, conflict-free arbitrator (the “Expert”), who shall have sufficient scientific background and experience to resolve the Dispute. If the Parties are unable to reach agreement on the selection of an Expert within [***] business days after submission to arbitration, then either or both Parties shall immediately request that the AAA select an arbitrator with the requisite scientific background, experience and expertise. The place of arbitration shall be New York, New York.
               (b) Each Party shall prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Expert within [***]) days of the selection of the Expert. Upon receipt of such summaries from each Party, the Expert shall provide copies of the same to the other Party. Within [***] days of the delivery of such summaries by the Expert, each Party shall submit a written rebuttal of the other Party’s summary and may also amend and re-submit its original summary. Oral presentations shall not be permitted unless otherwise requested by the Expert. The Expert shall make a final decision with respect to the Dispute within [***] days following receipt of the last of such rebuttal statements submitted by the Parties. Each Party shall bear its own costs and expenses and attorneys’ fees, and the Party that does not prevail in the arbitration proceeding shall pay the Expert’s fees and any administrative fees of arbitration.
ARTICLE 11 MISCELLANEOUS
     11.1 Notification. All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by facsimile transmission, (iii) sent by private courier service providing evidence of receipt or (iv) sent by registered or certified mail, return receipt requested, postage prepaid. The addresses and other contact information for the parties are as follows:

If to Ophthotech:	If to Archemix:

Ophthotech Corporation	Archemix Corp.
c/o SV Life Sciences	300 Third Street
60 State Street, Ste. 3650	Cambridge, MA 02142
Boston, MA 02109	Tel: (617) 621-7700
Tel: (617) 367-8100	Fax: (617) 621-9300
Fax: (617) 367-1590	Attention: Chief Executive Officer
Attention: President	Attention: Legal Department

With a copy to:	With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
60 State Street	One Financial Center
Boston, Massachusetts 02109	Boston, Massachusetts 02111
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Attention: David E. Redlick, Esq.	Attention: John J. Cheney, Esq.
Tel: (617) 526-6000	Tel: (617) 542-6000
Fax: (617) 526-5000	Fax: (617) 542-2241
     All notices, requests and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving Party at the address of such Party set forth above, (ii) if made by facsimile transmission, at the time that confirmation of receipt thereof has been received by the Party delivering such notice, (iii) if sent by private courier, on the day such notice is delivered to the recipient or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.
     11.2 Governing Law. This Agreement will be construed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts (excluding its body of law controlling conflicts of law).
     11.3 Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.
     11.4 Entire Agreement. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification or amendment shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.
     11.5 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.
     11.6 Headings. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.
     11.7 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior express written consent of the other; provided, that, either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of such Party’s assets or business or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 11.7 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.
     11.8 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     11.9 Construction. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.
     11.10 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby; provided, that, a Party’s rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.
     11.11 Status. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee or joint venture relationship between the Parties.
     11.12 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
     11.13 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representative in two (2) originals.

OPHTHOTECH CORPORATION		ARCHEMIX CORP.

By: Name:	/s/ Samir Patel Samir Patel	By: Name:	/s/ John A. Harre John A. Harre
Title:	CEO	Title:	Vice President
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 1
Chemical Composition of ARC 1905
ARC1905 is a [***] oligonucleotide having the following sequence:
[***]
The composition of the Aptamer is as follows: [***]
The chemical name for the sodium salt of ARC1905 is:
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 1-1

     [***]
Molecular Structure of ARC1905
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 1-2

Schedule 2
Chemical Composition of ARC 186
ARC 186 corresponds to the [***] oligonucleotide portion of ARC1905 (set forth in Schedule 1)
with a [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 2-1

Schedule 3
Financial Parameters for [***] Sublicense
Upfront (one-time fee):
$[***] upfront
Milestones (each payable [***] licensed product covered by patent rights sublicensed pursuant to the [***] sublicense and developed by Ophthotech or any of its Affiliates or Sublicensees):
$[***] [***]
$[***] [***]
$[***] [***]
$[***] [***] by the [***] in the [***] of the [***] or [***]
Royalties:
[***]% of net sales of licensed product covered by patent rights sublicensed pursuant to the [***] sublicense, which sales are made by Ophthotech or any of its Affiliates or Sublicensees
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-1

Exhibit A
Licensed Patent Rights
1. U.S. Patent Application Serial No.: [***]
Archemix file: [***]
Filed: [***]
Entitled: [***]
2. U.S. Patent Application Serial No.: [***]
Archemix file: [***]
Filed: [***]
Entitled: [***]
3. E.P Application Serial No.: [***]
Archemix file: [***]
Filed: [***]
Entitled: [***]
4. Japan Application Serial No.: [***]
Archemix file: [***]
Filed: [***]
Entitled: [***]
5. U.S. Patent Application Serial No.: [***]
Archemix file: [***]
Filed: [***]
Entitled: [***]
6. PCT Application Serial No.: [***]
Archemix file: [***]
Filed: [***]
Entitled: [***]
7. U.S. Patent [***]
Serial No.: [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
8. U.S. Provisional Patent Application. Serial No.: [***]
Filed: [***]
Archemix file: [***]
Entitled: [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-1

9. U.S. Provisional Patent Application Serial No.: [***]
Filed: [***]
Archemix file: [***]
Entitled: [***]
10. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
11. U.S. Application Serial No.: [***]
Filed: [***]
Archemix file: [***]
Entitled: [***]
12. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
13. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
14. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
15. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
16. U.S. Patent Application Serial No.: [***]
Filed: [***]
Archemix file: [***]
Entitled: [***]
17. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-2

18. U.S. Patent Application Serial No.: [***]
Filed: [***]
Archemix file: [***]
Entitled: [***]
19. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
20. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
21. U.S. Patent Application Serial No.: [***]
Filed: [***]
Archemix file: [***]
Entitled: [***]
22. U.S. Patent [***]
Issued: [***]
Archemix file: [***]
Entitled: [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-3

Exhibit B
Development Plan — Treatment of Age-Related Macular Degeneration
Draft timeline through 2009 for [***] Studies. Diamonds indicate approximate times of milestone events as indicated below.
[***]
1)	[***] of [***] for a [***] for a [***]

2)	[***] of [***] of [***], the [***] for which [***] by the [***], for a [***] for a [***]

3)	[***] of the [***] that [***] and [***] for a [***] as described on Exhibit D

4)	[***] of [***] of [***] (as defined in [***]) for a [***] for a [***], defined as a [***] of the [***] in [***] OR [***] described on Exhibit D.

5)	[***] of [***] of [***], the [***] for which [***] by the [***], for a [***] for a [***].
Descriptions of [***] are set forth in Exhibit D.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-1

Exhibit C
Mandatory Jurisdictions for Patent Prosecution
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit C-1

Exhibit D
Phase I Clinical Program
[***]
•	Goal: [***] the [***] and [***] of an [***]

•	Design:
o	[***], [***]

o	[***]

o	[***]
•	Endpoints:
o	[***]

o	[***]

o	[***] ([***])
➢	[***] and [***]

➢	[***] any [***]

➢	[***]

➢	[***]

➢	[***]
o	[***]
➢	[***]
o	[***] and [***]
➢	[***] and [***] of [***]
[***]
•	Goal: Demonstrate preliminary safety and [***] of an [***] in [***]
o	Design:
➢	[***]

➢	[***] from the [***]

➢	[***] on [***]
•	Endpoints
o	Safety Endpoints
➢	[***] as in [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit D-1

o	Efficacy Endponts
➢	[***] — [***] of [***] with [***]

➢	[***]
▪	[***]

▪	[***] in [***]

▪	[***] in [***] and [***]

▪	[***] in [***]
[***]
•	Goal: [***] and [***] of an [***] with an [***] in [***]
•	Design:
o	[***] with an [***]

o	[***]
•	Efficacy Endpoints
o	[***] — [***] of [***] with [***]

o	[***]
➢	[***]

➢	[***] in [***]

➢	[***] in [***] and [***]

➢	[***] in [***]
•	Safety Endpoints
o	[***] as in [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit D-2